                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 22, 2001 on the financial statements of Confer Software, Inc., included in Post-Effective Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of XCare.net, Inc. dated August 31, 2001.



/s/ Ernst & Young, LLP


Denver, Colorado

August 29, 2001